                                  GUARANTY AGREEMENT


     THIS GUARANTY AGREEMENT, dated as of January 5, 1998 (this "Guaranty"), is executed and delivered by the undersigned guarantors (each individually a "Guarantor" and collectively the "Guarantors") in favor of NATIONSBANK, N.A. (the "Lender") and at the request of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. (collectively, the "Borrowers"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Note (as defined below).

                                       RECITALS

     WHEREAS, the Lender agreed to extend credit to the Borrowers pursuant to the terms of that certain Promissory Note, dated as of the date hereof, in the face amount of $100,000,000, given by the Borrowers in favor of the Lender (the "Note");

     WHEREAS, the Lender has required that the Guarantors execute and deliver this Guaranty as a condition precedent to accepting the Note and agreeing to the terms thereof;

     WHEREAS, because of the direct and indirect benefit to the Guarantors from the execution and delivery of the Note and from the Loans thereunder to the Borrowers, the Guarantors have agreed to unconditionally guarantee the payment to the Lender of the obligations of the Borrowers under the Note in accordance with the terms set forth below.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Guarantors hereby agrees as follows:

                                      AGREEMENT

     1. Guaranty of Payment. Subject to Section 17 below, each of the Guarantors hereby, jointly and severally, unconditionally guarantees to the Lender the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise). For the purposes hereof, the term "Obligations" means any and all indebtedness of the Borrowers to the Lender under the Note, including, without limitation, all principal, interest and fees evidenced thereby and all payments made by the Borrowers to the Lender and subsequently returned by the Lender to any Borrower or a trustee of any Borrower pursuant to the bankruptcy or insolvency of a Borrower, together with any other amounts owing under the Note and all other obligations (including specifically without limitation indemnity obligations) of the Borrowers under the Note, howsoever evidenced, whether now existing or hereafter arising, as such Obligations may be modified, extended or renewed from time to time and any and all expenses (including reasonable fees and disbursements of legal counsel), reasonable fees and all other reasonable amounts incurred or paid by or on behalf of the Lender in enforcing any rights hereunder. This Guaranty is a guaranty of payment and not of collection and shall apply to all Obligations whenever arising.

     2. Modifications. Each of the Guarantors agrees that (a) all or any part of the security now or hereafter held for the Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) the Lender shall not have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Obligations or the properties subject thereto; (c) the time or place of payment of the Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part;
(d) the Borrowers and any other party liable for payment under the Note may be granted indulgences generally; (e) any of the provisions of the Note may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Borrowers or any other party liable for the payment of the Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Obligations, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

     3. Waiver of Rights. Each Guarantor expressly waives to the fullest extent permitted by law: (a) notice of acceptance of this Guaranty by the Lender and of all extensions of credit to the Borrowers by the Lender; (b) presentment and demand for payment or performance of any of the Obligations; (c) protest and notice of dishonor or of default (except as specifically required in the Note) with respect to the Obligations or with respect to any security therefor; (d) notice of the Lender obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Obligations, or the Lender's subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; (e) all other notices to which such Guarantor might otherwise be entitled; and (f) demand for payment under this Guaranty.

     4. Obligations Unconditional. The obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Note, or any other agreement or instrument referred to therein, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each Guarantor agrees that this Guaranty may be enforced by the Lender without the necessity at any time of resorting to or exhausting any other security or collateral, if any, and without the necessity at any time of having recourse to the Note or any collateral, if any, hereafter securing the Obligations or otherwise and each Guarantor hereby waives the right to require the Lender to proceed against the Borrowers or any other Person (including a co-guarantor) or to require the Lender to pursue any other remedy or enforce any other right. Each Guarantor further agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrowers or any other Guarantor of the Obligations for amounts paid under this Guaranty until such time as the Lender has been paid in full, all commitments to advance Loans under the Note have been terminated and no person or governmental authority shall have any right to request any return or

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reimbursement of funds from the Lender in connection with monies received under the Note. Each Guarantor further agrees that nothing contained herein shall prevent the Lender from suing on the Note or foreclosing its security interest in or lien on any collateral, if any, securing the Obligations or from exercising any other rights available to it under the Note or any instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any Guarantor's obligations hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither any Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrowers or by reason of the bankruptcy or insolvency of the Borrowers. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance of by the Lender upon this Guaranty or acceptance of this Guaranty. The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty. All dealings between the Borrowers and any of the Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantors further agree to all rights of set-off as set forth in Section 6.

     5. Attorneys' Fees and Costs of Collection. If at any time or times hereafter the Lender employs counsel to pursue collection, to intervene, or to sue for enforcement of this Guaranty or the Note, or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Guaranty or the Note, then in such event and until paid, all of the reasonable attorneys' fees relating thereto shall be an additional liability of the Guarantors to the Lender, payable on demand.

     6. Setoff/Security. As security for the Guarantors' obligations hereunder, each Guarantor agrees that the Lender shall have the right, immediately and without further action by the Lender, to set off against the Obligations all money owed by the Lender in any capacity to such Guarantor, whether or not due, and the Lender shall be deemed to have made a charge against any such money immediately upon the occurrence of such obligation becoming due even though such charge is made or entered on the books of the Lender subsequent thereto.

     7. Term of Guaranty. This Guaranty shall be a continuing guaranty and shall continue in full force and effect until the Obligations are fully paid, performed and discharged and all commitments of the Lender to the Borrowers have been terminated. This Guaranty covers all Obligations whether presently existing and outstanding or arising subsequent to the date hereof including all amounts advanced by the Lender to the Borrowers in stages or installments. Notwithstanding the foregoing, the obligations of the Guarantors under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any person in respect of the Obligations is rescinded or must be otherwise restored by the Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Lender in connection

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with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     8. Representations and Warranties. Each Guarantor represents, warrants and covenants to the Lender (i) that such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power to own its property and conduct its business as presently contemplated, (ii) that such Guarantor has the capacity or authorization to enter into this Guaranty and to perform the transactions contemplated herein, (iii) that this Guaranty is binding upon and enforceable against such Guarantor (and any successors and assigns), in accordance with its terms, except that such enforceability may be subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), (iv) that the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which such Guarantor is a party or of any applicable laws or (v) that there is no litigation, claim, action or proceeding pending, or, to the best knowledge of such Guarantor, threatened against such Guarantor which would materially adversely affect the financial condition of such Guarantor or its ability to fulfill its obligations hereunder.

     9.   Event of Default.  If (a) an Event of Default exists under the Note,
(b) any of the representations and warranties made by any Guarantor herein are false in any material respect or (c) any Guarantor fails to perform any of its obligations under this Guaranty then an Event of Default shall be deemed to exist.

     10. Financial Condition of Borrowers. Each Guarantor represents and warrants to the Lender that such Guarantor has knowledge of the Borrowers' financial conditions and affairs and represents and agrees that such Guarantor will keep so informed while this Guaranty is in force. Each Guarantor agrees that the Lender will have no obligation to investigate the financial conditions or affairs of the Borrowers for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial conditions or affairs of the Borrowers which might come to the knowledge of the Lender at any time, whether or not the Lender knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor or might (or does) materially increase the risk of such Guarantor as a guarantor or might (or would) affect the willingness of such Guarantor to continue as a guarantor with respect to the Obligations.

     11. Additional Liability of Guarantor. If any Guarantor is or becomes liable for any indebtedness owing by the Borrowers to the Lender whether by endorsement or any other means other than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and such Guarantor's liability hereunder shall not be in any manner impaired or reduced thereby.

     12. Cumulative Rights. All rights of the Lender hereunder or otherwise arising under any documents executed in connection with or as security for the Obligations are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of the Lender and without affecting or impairing the liability of any Guarantor.

     13. Multiple Counterparts; Pronouns; Captions; Severability. This Guaranty may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute but one and the same document.
The pronouns used in this instrument shall be construed as masculine, feminine or neuter as the occasion may require. Captions are for reference only and in no way limit the terms of this Guaranty. Invalidation of any one or more of the provisions of this Guaranty shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

     14. Successors and Assigns. This Guaranty is intended for and shall inure to the benefit of the Lender and each and every person who shall from time to time be or become the owner or holder of any of the Obligations, and each and every reference herein to "Lender" shall include and refer to each and every successor or assignee of the Lender at any time holding or owning any part of or interest in any part of the Obligations. This Guaranty shall be transferable and negotiable with the same force and effect, and to the same extent, that the Obligations are transferable and negotiable, it being understood and stipulated that upon assignment or transfer by the Lender of any of the Obligations the legal holder or owner of said Obligations (or a part thereof or interest therein thus transferred or assigned by the Lender) shall (except as otherwise stipulated by the Lender in its assignment) have and may exercise all of the rights granted to the Lender under this Guaranty to the extent of that part of or interest in the Obligations thus assigned or transferred to said person.
Each Guarantor expressly waives notice of transfer or assignment of the Obligations, or any part thereof, or of the rights of the Lender hereunder. Failure to give notice will not affect the liability of any Guarantor hereunder.

     15. Notices. Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when delivered by hand, (ii) when transmitted via telecopy (or other facsimile device), (iii) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth below, or at such other address as such party may specify by written notice to the other parties hereto; provided, however, that if any notice is delivered on a day other than a Business Day then such notice shall not be effective until the next Business Day:

          if to the Guarantors:    [name of Guarantor]
                                   c/o Brandywine Operating Partnership, L.P.
                                   Newtown Square Corporate Campus
                                   16 Campus Boulevard, Suite 150
                                   Newtown Square, Pennsylvania 19073
                                   Attention:  Gerard H. Sweeney
                                        President and Chief Executive Officer
          if to the Lender:   Cheryl Fitzgerald
                              NationsBank Real Estate
                              Structured Debt Group
                              8300 Greensboro Drive, Suite 300
                              McLean, Virginia  22102

                              Phone:  (703) 761-8170
                              Fax:    (703) 761-8160

     16.  Governing Law; Waiver of Jury Trial.

               (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Note, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to
          Section 15 hereof. Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against a Guarantor in any other jurisdiction.

               (b) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

               (c) EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY AND ANY OTHER DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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

     17. Limitation on Guaranty. Notwithstanding anything in this Guaranty to the contrary, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy
Code).

     18. Rights of Contribution. The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Guarantors under this Guaranty and no Guarantor shall exercise such rights of contribution until all Obligations have been paid in full and the commitments to advance Loans under the Note terminated.

     19. Non-Recourse. Notwithstanding anything herein to the contrary, no recourse shall be had against the Brandywine Realty Services Partnership or any past, present or future shareholder, officer, director or trustee of BRT for any obligation of the Guarantors hereunder, or for any claim based thereon or otherwise in respect thereof; provided, however, that this paragraph 19 shall not restrict or limit any claim against any such person arising out of or occurring with respect to fraud or any intentional misrepresentation or any act or omission that is willful or wanton or constitutes gross negligence or willful misconduct.

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

     Each of the undersigned Guarantors has caused this Guaranty to be duly executed as of the date first above written.

GUARANTORS:              LC/N HORSHAM LIMITED PARTNERSHIP, a
                         Pennsylvania limited partnership

                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner


                         LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                         Pennsylvania limited partnership

                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner


                         NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Witmer L.L.C., a Pennsylvania limited liability company, its general partner


                         NEWTECH III LIMITED PARTNERSHIP, a
                         Pennsylvania limited partnership

                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Witmer L.L.C., a Pennsylvania limited liability company, its general partner

                         WITMER OPERATING PARTNERSHIP I, L.P., a
                         Delaware limited partnership

                         By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner


                         NEWTECH IV LIMITED PARTNERSHIP, a
                         Pennsylvania limited partnership

                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner


                         C/N OAKLANDS LIMITED PARTNERSHIP I, a
                         Pennsylvania limited partnership

                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner


                         FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership


                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                         C/N LEEDOM LIMITED PARTNERSHIP II, a
                         Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By:  Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its
                                   general partner


                         C/N IRON RUN LIMITED PARTNERSHIP III, a
                         Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By:  Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its
                                   general partner


                         C/N OAKLANDS LIMITED PARTNERSHIP III a
                         Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By:  Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its
                                   general partner


                         IRON RUN LIMITED PARTNERSHIP V, a
                         Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By:  Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its
                                   general partner

                         BRANDYWINE TB I, L.P., a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By:  Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its
                                   general partner

                         BRANDYWINE TB II, L.P., a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By:  Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its
                                   general partner


                         BRANDYWINE TB III, L.P., a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By:  Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its
                                   general partner


                         BRANDYWINE DOMINION, L.P., a
                         Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By:  Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its
                                   general partner

                         BRANDYWINE P.M., L.P., a
                         Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By:  Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its
                                   general partner

                         BRANDYWINE REALTY PARTNERS, a
                         Pennsylvania general partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By:  Brandywine Realty Trust, a
                                   Maryland real estate investment
                                   trust, its general partner


                         BRANDYWINE REALTY SERVICES
                         CORPORATION, a Pennsylvania corporation


                         BRANDYWINE ACQUISITIONS, LLC, a
                         Delaware limited liability company


                         BRANDYWINE  MAIN STREET, LLC, a
                         Delaware limited liability company


                         1100 BRANDYWINE, LLC, a
                         Delaware limited liability company


                         BRANDYWINE LEASING, LLC, a
                         Delaware limited liability company

                         BRANDYWINE TB I, L.L.C., a
                         Pennsylvania limited liability company


                         BRANDYWINE TB II, L.L.C., a
                         Pennsylvania limited liability company


                         BRANDYWINE TB III, L.L.C., a
                         Pennsylvania limited liability company


                         BRANDYWINE WITMER, LLC, a
                         Pennsylvania limited liability company


                         BRANDYWINE DOMINION, L.L.C., a
                         Pennsylvania limited liability company


                         BRANDYWINE P.M., L.L.C., a
                         Pennsylvania limited liability company


                         By:
                            ------------------------------------------
                              Gerard H. Sweeney
                              President and Chief Executive Officer of
                              each of the above-named entities